                                                                   EXHIBIT 20.1

                                                                       EXHIBIT C

          FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-1

                      FIRST UNION NATIONAL BANK OF GEORGIA

                      -----------------------------------

                      FIRST UNION MASTER CREDIT CARD TRUST

                      -----------------------------------

         The information which is required to be prepared with respect to the distribution date of August 15, 1996 and with respect to the performance of the Trust during the related Monthly Period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution (Stated on the basis of $1,000 Original Certificate Principal Amount)

         1       The amount of the current monthly distribution in
                 respect of Class A Monthly Principal . . . . . . . . . . . . .                             0.00
                                                                               ---------------------------------
         2       The amount of the current monthly distribution in
                 respect of Class B Monthly Principal . . . . . . . . . . . . .                             0.00
                                                                               ---------------------------------
         3       The amount of the current monthly distribution in
                 respect of Collateral Monthly Principal  . . . . . . . . . . .                             0.00
                                                                               ---------------------------------
         4       The amount of the current monthly distribution in
                 respect of Class A Monthly Interest  . . . . . . . . . . . . .                     4,488,802.41
                                                                               ---------------------------------
         5       The amount of the current monthly distribution in
                 respect of Class A Deficiency Amounts  . . . . . . . . . . . .                             0.00
                                                                               ---------------------------------
         6       The amount of the current monthly distribution in
                 respect of Class A Additional Interest   . . . . . . . . . . .                             0.00
                                                                               ---------------------------------
         7       The amount of the current monthly distribution in
                 respect of Class B Monthly Interest  . . . . . . . . . . . . .                       375,045.19
                                                                               ---------------------------------
         8       The amount of the current monthly distribution in
                 respect of Class B Deficiency Amounts  . . . . . . . . . . . .                             0.00
                                                                               ---------------------------------
         9       The amount of the current monthly distribution in
                 respect of Class B Additional Interest   . . . . . . . . . . .                             0.00
                                                                               ---------------------------------


         10      The amount of the current monthly distribution in
                 respect of Collateral Monthly Interest . . . . . . . . . . . .                       575,670.68
                                                                               ---------------------------------
         11      The amount of the current monthly distribution in
                 respect of any accrued and unpaid Collateral
                 Monthly Interest . . . . . . . . . . . . . . . . . . . . . . .                             0.00
                                                                               ---------------------------------

B.       Information Regarding the Performance of the Trust

         1       Collection of Principal Receivables

                 (a)    The aggregate amount of Principal Collections
                        processed during the related Monthly Period
                        which were allocated in respect of the
                        Class A Certificates  . . . . . . . . . . . . . . . . .                    78,890,765.81
                                                                               ---------------------------------
                 (b)    The aggregate amount of Principal
                        Collections processed during the
                        related Monthly Period which were allocated in
                        respect of the Class B Certificates   . . . . . . . . .                     6,454,699.02
                                                                               ---------------------------------
                 (c)    The aggregate amount of Principal
                        Collections processed during the
                        related Monthly Period which were allocated in
                        respect of the Collateral Interest  . . . . . . . . . .                    10,279,705.85
                                                                               ---------------------------------
         2       Principal Receivables in the Trust

                 (a)    The aggregate amount of Principal
                        Receivables in the Trust as of the end of the
                        day on the last day of the related Monthly
                        Period  . . . . . . . . . . . . . . . . . . . . . . . .                 3,213,320,046.23
                                                                               ---------------------------------

                 (b)    The amount of Principal Receivables in the
                        Trust represented by the Investor Interest of
                        Series 1996-1 as of the end of the day on the
                        last day of the related Monthly Period  . . . . . . . .                 1,115,151,821.00
                                                                               ---------------------------------
                 (c)    The amount of Principal Receivables in the
                        Trust represented by the Series 1996-1
                        Adjusted Investor Interest as of the end of the
                        day on the last day of the related Monthly
                        Period  . . . . . . . . . . . . . . . . . . . . . . . .                 1,115,151,821.00
                                                                               ---------------------------------

                 (d)    The amount of Principal Receivables in the
                        Trust represented by the Class A Investor
                        Interest as of the end of the day on the last
                        day of the related Monthly Period   . . . . . . . . . .                   920,000,000.00
                                                                               ---------------------------------
                 (e)    The amount of Principal Receivables in the
                        Trust represented by the Class A Adjusted
                        Investor Interest as of the end of day on the
                        last day of the related Monthly Period  . . . . . . . .                   920,000,000.00
                                                                               ---------------------------------
                 (f)    The amount of Principal Receivables in the
                        Trust represented by the Class B Investor
                        Interest as of the end of the day on the last
                        day of the related Monthly Period       . . . . . . . .                    75,273,000.00
                                                                               ---------------------------------
                 (g)    The amount of Principal Receivables in the
                        Trust represented by the Collateral Interest as
                        of the end of the day on the last day of the
                        related Monthly Period  . . . . . . . . . . . . . . . .                   119,878,821.00
                                                                               ---------------------------------
                 (h)    The Floating Investor Percentage with respect
                        to the related Monthly Period   . . . . . . . . . . . .                           34.95%
                                                                               ---------------------------------
                 (i)    The Class A Floating Allocation with respect
                        to the related Monthly Period   . . . . . . . . . . . .                           28.84%
                                                                               ---------------------------------
                 (j)    The Class B Floating Allocation with respect
                        to the related Monthly Period   . . . . . . . . . . . .                            2.36%
                                                                               ---------------------------------
                 (k)    The Collateral Floating Allocation with respect
                        to the related Monthly Period   . . . . . . . . . . . .                            3.76%
                                                                               ---------------------------------
                 (l)    The Fixed Investor Percentage with respect to
                        the related Monthly Period  . . . . . . . . . . . . . .              N/A
                                                                               ---------------------------------
                 (m)    The Class A Fixed Allocation with respect to
                        the related Monthly Period  . . . . . . . . . . . . . .              N/A
                                                                               ---------------------------------
                 (n)    The Class B Fixed Allocation with respect to
                        the related Monthly Period  . . . . . . . . . . . . . .              N/A
                                                                               ---------------------------------
                 (o)    The Collateral Fixed Allocation with respect to
                        the related Monthly Period  . . . . . . . . . . . . . .              N/A
                                                                               ---------------------------------

         3       Rebate Accounts

                 The aggregate amount of                                   Aggregate               Percentage of
                 Principal Receivables arising in                           Account                    Total
                 Rebate Accounts with respect                               Balance                 Receivables
                 to the related Monthly Account                             -------                 -----------
                 Receivables                                             136,484,644.42                       4.19%
                                                            -------------------------------------------------------

         4       Delinquent Balances

                 The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                           Aggregate                      Percentage of
                                                                            Account                           Total
                                                                            Balance                        Receivables
                                                                            -------                        -----------
                 (a)    35 - 64 days: . . . . . . . . . . . . . . .        60,254,359.56                             1.85%
                                                                       ----------------------------------------------------
                 (b)    65 - 94 days: . . . . . . . . . . . . . . .        35,980,982.04                             1.10%
                                                                       ----------------------------------------------------
                 (c)    95 - 124 days:. . . . . . . . . . . . . . .        24,653,654.15                             0.76%
                                                                       ----------------------------------------------------
                 (d)    125 - 154 days: . . . . . . . . . . . . . .        18,794,776.26                             0.58%
                                                                       ----------------------------------------------------
                 (e)    155 - or more days days:. . . . . . . . . .        28,252,406.67                             0.87%
                                                                       ----------------------------------------------------
                                    Total                                 167,936,178.68                             5.15%

         5       Investor Default Amount

                 (a)      The Aggregate Investor Default Amount for
                          the related Monthly Period. . . . . . . . . . . . . .                     3,493,995.48
                                                                               ---------------------------------
                 (b)      The Class A Investor Default Amount for
                          the related Monthly Period. . . . . . . . . . . . . .                     2,882,546.27
                                                                               ---------------------------------
                 (c)      The Class B Investor Default Amount for
                          the related Monthly Period. . . . . . . . . . . . . .                       235,844.70
                                                                               ---------------------------------
                 (d)      The Collateral Default Amount for
                          the related Monthly Period. . . . . . . . . . . . . .                       375,604.51
                                                                               ---------------------------------
         6       Investor Charge Offs

                 (a)      The aggregate amount of Class A Investor
                          Charge Offs for the related Monthly Period  . . . . .                             0.00
                                                                               ---------------------------------
                 (b)      The aggregate amount of Class A Investor
                          Charge Offs set forth in 5(a) above per $1,000
                          of original certificate principal amount  . . . . . .                             0.00
                                                                               ---------------------------------

                 (c)      The aggregate amount of Class B Investor
                          Charge Offs for the related Monthly Period  . . . . .                             0.00
                                                                               ---------------------------------
                 (d)      The aggregate amount of Class B Investor
                          Charge Offs set forth in 5(c) above per $1,000
                          of original certificate principal amount  . . . . . .                             0.00
                                                                               ---------------------------------
                 (e)      The aggregate amount of Collateral
                          Charge Offs for the related Monthly Period  . . . . .                             0.00
                                                                               ---------------------------------
                 (f)      The aggregate amount of Class A Investor
                          Charge Offs reimbursed on the Transfer Date
                          immediately preceding this Distribution Date  . . . .                             0.00
                                                                               ---------------------------------
                 (g)      The aggregate amount of Class A Investor
                          Charge Offs set forth in 5(g) above per $1,000
                          original certificate principal amount reimbursed
                          on the Transfer Date immediately preceding
                          this Distribution Date  . . . . . . . . . . . . . . .                             0.00
                                                                               ---------------------------------
                 (h)      The aggregate amount of Class B Investor
                          Charge Offs reimbursed on the Transfer
                          Date immediately preceding this Distribution
                          Date. . . . . . . . . . . . . . . . . . . . . . . . .                             0.00
                                                                               ---------------------------------
                 (i)      The aggregate amount of Class B Investor
                          Charge Offs set forth in 5(i) above per $1,000
                          original certificate principal amount
                          reimbursed on the Transfer Date
                          immediately preceding this Distribution Date. . . . .                             0.00
                                                                               ---------------------------------
                 (j)      The aggregate amount of Collateral Charge
                          Offs reimbursed on the Transfer Date
                          immediately preceding this Distribution Date  . . . .                             0.00
                                                                               ---------------------------------
         7       Investor Servicing Fee

                 (a)      The amount of the Class A Servicing Fee
                          payable by the Trust to the Servicer for the
                          related Monthly Period  . . . . . . . . . . . . . . .                       958,333.60
                                                                               ---------------------------------
                 (b)      The amount of the Class B Servicing Fee
                          payable by the Trust to the Servicer for the
                          related Monthly Period  . . . . . . . . . . . . . . .                        78,409.11
                                                                               ---------------------------------
                 (c)      The amount of the Collateral Servicing Fee
                          payable by the Trust to the Servicer for the
                          related Monthly Period  . . . . . . . . . . . . . . .                       124,873.77
                                                                               ---------------------------------

                 (d)      the amount of Servicer Interchange payable
                          by the Trust to the Servicer for the related
                          Monthly Period  . . . . . . . . . . . . . . . . . . .                       696,969.89
                                                                               ---------------------------------
         8       Reallocations

                 (a)      The amount of Reallocated Collateral
                          Principal Collections with respect to this
                          Distribution Date . . . . . . . . . . . . . . . . . .                             0.00
                                                                               ---------------------------------
                 (b)      The amount of Reallocated Class B
                          Principal Collections with respect to this
                          Distribution Date . . . . . . . . . . . . . . . . . .                             0.00
                                                                               ---------------------------------
                 (c)      The Collateral Interest as of the close of
                          business on this Distribution Date  . . . . . . . . .                   119,878,821.00
                                                                               ---------------------------------
                 (d)      The Class B Investor Interest as of the close of
                          business on this Distribution Date  . . . . . . . . .                    75,273,000.00
                                                                               ---------------------------------
         9       Collection of Finance Charge Receivables

                 (a)      The aggregate amount of Collections of
                          Finance Charge Receivables processed
                          during the related Monthly Period which were
                          allocated in respect of the Class A Certificates  . .                    12,246,060.92
                                                                               ---------------------------------
                 (b)      The aggregate amount of Collections of
                          Finance Charge Receivables processed
                          during the related Monthly Period which were
                          allocated in respect of the Class B Certificates  . .                     1,001,950.44
                                                                               ---------------------------------
                 (c)      The aggregate amount of Collections of
                          Finance Charge Receivable processed
                          during the related Monthly Period which were
                          allocated in respect of the Collateral Interest.  . .                     1,595,698.85
                                                                               ---------------------------------
         10      Principal Funding Account

                 (a)      The principal amount on deposit in the
                          Principal Funding Account on the related
                          Transfer Date . . . . . . . . . . . . . . . . . . . .                             0.00
                                                                               ---------------------------------
                 (b)      The Accumulation Shortfall with respect to
                          the related Monthly Period  . . . . . . . . . . . . .                             0.00
                                                                               ---------------------------------
                 (c)      The Principal Funding Investment Proceeds
                          deposited in the Finance Charge Account on
                          the related Transfer Date . . . . . . . . . . . . . .                             0.00
                                                                               ---------------------------------

                 (d)      The amount of all or the portion of the
                          Reserve Draw Amount deposited in the
                          Finance Charge Account on the related
                          Transfer date from the Reserve Account  . . . . . . .                             0.00
                                                                               ---------------------------------
         11      Reserve Draw Amount  . . . . . . . . . . . . . . . . . . . . .                             0.00
                                                                               ---------------------------------
         12      Available Funds


                 (a)      The amount of Class A Available Funds on
                          deposit in the Finance Charge Account on
                          the related Transfer Date . . . . . . . . . . . . . .                    12,246,060.92
                                                                               ---------------------------------
                 (b)      The amount of Class B Available Funds on
                          deposit in the Finance charge Account on
                          the related Transfer Date . . . . . . . . . . . . . .                     1,001,950.44
                                                                               ---------------------------------
                 (c)      The amount of Collateral Available Funds on
                          deposit in the Finance Charge Account on
                          the related Transfer Date . . . . . . . . . . . . . .                     1,595,698.85
                                                                               ---------------------------------
         13      Portfolio Yield

                 (a)      The Portfolio Yield for the related Monthly
                          Period  . . . . . . . . . . . . . . . . . . . . . . .                           12.96%
                                                                               ---------------------------------
                 (b)      The Portfolio Adjusted Yield for the related
                          Monthly Period  . . . . . . . . . . . . . . . . . . .                            1.51%
                                                                               ---------------------------------
C.       Floating Rate Determinations

         1       LIBOR for the Interest Period ending on this
                 Distribution Date  . . . . . . . . . . . . . . . . . . . . . .                          5.4961%
                                                                               ---------------------------------
         2       Number of days in this interest period . . . . . . . . . . . .                               31
                                                                               ---------------------------------
         3       Interest Factor  . . . . . . . . . . . . . . . . . . . . . . .                         0.58534%
                                                                               ---------------------------------
D.       CUSIP Numbers

         1       Class A    . . . . . . . . . . . . . . . . . . . . . . . . . .                        337365AA8
                                                                               ---------------------------------
         2       Class B  . . . . . . . . . . . . . . . . . . . . . . . . . . .                        337365AB6
                                                                               ---------------------------------

                          FIRST UNION NATIONAL BANK OF
                          GEORGIA,
                          Servicer



                          By: /s/ JAMES H. GILBRAITH II
                          ----------------------------------------------


                          James H. Gilbraith II
                          Vice President and Managing Director
                          First Union National Bank of Georgia